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                                  EXHIBIT 23.2




                         Independent Auditors' Consent


The Board of Directors
Ciprico Inc.:


We consent to the use of our report incorporated herein by reference in this Form S-8 registration statement.



                                                           KPMG Peat Marwick LLP





Minneapolis, Minnesota
December 14, 1995